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                                                                      Exhibit 24
                                                                      ----------

                         THE ELDER-BEERMAN STORES CORP.
                           ANNUAL REPORT ON FORM 10-K
                                POWER OF ATTORNEY
                                -----------------

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of The Elder-Beerman Stores Corp., an Ohio corporation, hereby constitutes and appoints each of Scott J. Davido and Steven D. Lipton as the true and lawful attorney or attorney-in-fact, with full power of substitution and revocation, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign on behalf of each of the undersigned an Annual Report on Form 10-K for the fiscal year ended February 3, 2001 pursuant to the Securities Exchange Act of 1934, as amended, and to sign any amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting to each attorney or attorney-in-fact full power and authority to do so and to perform any act requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each attorney or attorney-in-fact or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

         IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 16th day of April, 2001.

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
         /s/ Frederick J. Mershad                                             /s/ Scott J. Davido
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             Frederick J. Mershad                                                 Scott J. Davido
 Chairman of the Board of Directors and Chief                    Executive Vice President, Chief Financial Officer
               Executive Officer                                          (Principal Financial Officer)
         (Principal Executive Officer)


         /s/ Bernard Olsoff                                                 /s/  Steven D. Lipton
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             Bernard Olsoff                                                      Steven D. Lipton
               Director                                                Senior Vice President, Controller
                                                                         (Principal Accounting Officer)


         /s/ Charles Macaluso                                             /s/ Thomas J. Noonan, Jr.
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             Charles Macaluso                                                 Thomas J. Noonan, Jr.
                 Director                                                            Director

         /s/ Steven C. Mason                                              /s/ Laura H. Pomerantz
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             Steven C. Mason                                                  Laura H. Pomerantz
                 Director                                                           Director

         /s/ Dennis B. Bookshester                                        /s/ Charles H. Turner
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             Dennis B. Bookshester                                            Charles H. Turner
                   Director                                                        Director

         /s/ Jack A. Staph                                                /s/ Eugene I. Davis
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             Jack A. Staph                                                    Eugene I. Davis
                Director                                                         Director

         /s/ Mark F. C. Berner
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             Mark F.C. Berner
                Director
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